Exhibit 10.1

AMENDED AND RESTATED TRUST AGREEMENT

OF

WACCAMAW STATUTORY TRUST II

JULY 18, 2008

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ANNEX I	TERMS OF FLOATING RATE PREFERRED SECURITIES AND FLOATING RATE COMMON SECURITIES	I-1
EXHIBIT A-1	FORM OF PREFERRED SECURITY CERTIFICATE	A1-1
EXHIBIT A-2	FORM OF COMMON SECURITY CERTIFICATE	A2-1

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AMENDED AND RESTATED

TRUST AGREEMENT

OF

WACCAMAW STATUTORY TRUST II

JULY 18, 2008

AMENDED AND RESTATED TRUST AGREEMENT (“Trust Agreement”) dated and effective as of July 18, 2008, by the Trustees (as defined herein), the Company (as defined herein) and by the Holders (as defined herein), from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Trust Agreement;

WHEREAS, the Delaware Trustee and the Company established Waccamaw Statutory Trust II (the “Trust”), a statutory trust created under the Delaware Statutory Trust Act pursuant to a Trust Agreement dated as of June 18, 2008 (the “Original Agreement”), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on June 18, 2008, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Notes of the Note Issuer (each as hereinafter defined);

WHEREAS, prior to the date hereof, no Trust Securities have been issued;

WHEREAS, all of the Trustees and the Company, by this Trust Agreement, amend and restate each and every term and provision of the Original Agreement; and

NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act (as defined herein) under the name “Waccamaw Statutory Trust II,” and that this Trust Agreement constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Holders (as defined herein), from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Trust Agreement.

ARTICLE I

INTERPRETATION AND DEFINITIONS

SECTION 1.1 Definitions.

Unless the context otherwise requires:

(a) Capitalized terms used in this Trust Agreement but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1;

(b) a term defined anywhere in this Trust Agreement has the same meaning throughout;

(c) all references to “the Trust Agreement” or “this Trust Agreement” are to this Trust Agreement (including Appendix I hereto and Exhibit A hereto) as modified, supplemented or amended from time to time;

(d) all references in this Trust Agreement to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Trust Agreement unless otherwise specified;

(e) a term defined in the Indenture (as defined herein) has the same meaning when used in this Trust Agreement unless otherwise defined in this Trust Agreement or the context otherwise requires; and

(f) a reference to the singular includes the plural and vice versa.

“Administrative Trustee” has the meaning set forth in Section 5.1.

“Affiliate” has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

“Agent” means any Paying Agent or Registrar.

“Authorized Officer” of a Person means any other Person that is authorized to legally bind such Person.

“Business Day” means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York, Wilmington, Delaware or Whiteville, North Carolina are authorized or required by law or executive order to close.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

“Commission” means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Trust Agreement such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

“Common Securities” has the meaning specified in Section 7.1(a).

“Company” means Waccamaw Bankshares, Inc., a North Carolina corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination.

“Company Indemnified Person” means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

“Corporate Trust Office” means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attn: Corporate Trust Administration.

“Coupon Rate” has the meaning set forth in Section 2(a) of Annex I hereto.

“Covered Person” means: (a) any trustee, officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust’s Affiliates; and (b) any Holders of Securities.

“Default” means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Definitive Preferred Securities” shall have the meaning set forth in Section 7.3.

“Delaware Trustee” has the meaning set forth in Section 5.2.

“Determination Date” has the meaning set forth in Section 2(a) of Annex I hereto.

“Direct Action” shall have the meaning set forth in Section 3.8(e).

“Distribution” means a distribution payable to Holders of Securities in accordance with Section 6.1.

“Distribution Date” has the meaning set forth in Section 2(b) of Annex I hereto.

“Distribution Period” has the meaning set forth in Section 2(a) of Annex I hereto.

“ERISA” means the Employee Retirement Income Security Act, as amended.

“Event of Default” in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

“Extension Period” has the meaning set forth in Section 2(b) of Annex I hereto.

“Fiduciary Indemnified Person” has the meaning set forth in Section 10.4(b).

“Guarantor” means Waccamaw Bankshares, Inc., a North Carolina corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination in its capacity as guarantor under each of the Securities Guarantees, as the case may be.

“Holder” means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

“Indemnified Person” means a Company Indemnified Person or a Fiduciary Indemnified Person.

“Indenture” means the Indenture dated as of July 18, 2008, among the Note Issuer and the Note Trustee, as amended from time to time.

“Investment Company” means an investment company as defined in the Investment Company Act.

“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

“Legal Action” has the meaning set forth in Section 3.6(f).

“Like Amount” has the meaning set forth in Section 3 of Annex I hereto.

“Liquidation Amount” with respect to any Security means the amount designated as such with respect thereto in Annex I hereto.

“Majority in Liquidation Amount” means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the stated amount that would be paid on prepayment, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“Ministerial Action” has the meaning set forth in Annex I hereto.

“Note Issuer” means Waccamaw Bankshares, Inc., a North Carolina corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Notes under the Indenture.

“Note Trustee” means Wilmington Trust Company, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

“Notes” means the Floating Rate Junior Subordinated Notes due October 1, 2038 of the Note Issuer issued pursuant to the Indenture.

“Officers’ Certificate” means, with respect to any Person, a certificate signed by two of the following: the Chief Executive Officer, the President, a Vice President, the Controller or the Secretary or an Assistant Secretary, the Treasurer or an Assistant Treasurer of such Person. Any Officers’ Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

(a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

(b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

(c) a statement that each such officer has made such examination or investigation as, in such officer’s opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

“Opinion of Counsel” shall mean a written opinion of counsel, who may be an employee of the Company, and who shall be acceptable to the Property Trustee.

“Paying Agent” has the meaning specified in Section 7.4.

“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

“Plan Asset Entity” has the meaning specified in Section 7.12.

“Preferred Securities” has the meaning specified in Section 7.1(a).

“Preferred Securities Guarantee” means the guarantee agreement dated as of July 18, 2008 of the Guarantor in respect of the Preferred Securities.

“Prepayment Price” has the meaning set forth in Section 4(a) of Annex I hereto.

“Private Offering Memorandum” has the meaning set forth in Section 3.6(b).

“Property Trustee” has the meaning set forth in Section 5.3(a).

“Property Trustee Account” has the meaning set forth in Section 3.8(c).

“Quorum” means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

“Registrar” has the meaning set forth in Section 7.4.

“Related Party” means, with respect to the Company, any direct or indirect wholly owned subsidiary of the Company or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Company.

“Responsible Officer” means, with respect to the Property Trustee, any officer assigned to the Corporate Trust Office of the Property Trustee, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary, financial services officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and having direct responsibility for the administration of this Trust Agreement and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Rule 3a-5” means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

“Securities” or “Trust Securities” means the Common Securities and the Preferred Securities.

“Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor legislation.

“Securities Guarantees” means the Preferred Securities Guarantee.

“Stated Maturity” means October 1, 2038.

“Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code §3801 et seq., as it may be amended from time to time or any successor legislation.

“Successor Delaware Trustee” has the meaning specified in Section 5.7(b)(ii).

“Successor Entity” has the meaning specified in Section 3.15(b).

“Successor Property Trustee” has the meaning specified in Section 5.7(b)(i).

“Successor Securities” has the meaning specified in Section 3.15(b).

“Super Majority” has the meaning set forth in Section 2.5(a)(ii).

“3-Month LIBOR” has the meaning set forth in Section 2(a) of Annex I hereto.

“10% in Liquidation Amount” means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount (including the stated amount that would be paid on prepayment, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

“Treasury Regulations” means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

“Trustee” or “Trustees” means each Person who has signed this Trust Agreement as a trustee (including the Property Trustee, the Delaware Trustee and the Administrative Trustees),

so long as such Person shall continue as a trustee of the Trust in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

ARTICLE II

TRUST INDENTURE ACT; LIST OF HOLDERS; REPORTS; DEFAULTS

SECTION 2.1 Trust Indenture Act; Application.

This Trust Agreement is not subject to the provisions of the Trust Indenture Act.

SECTION 2.2 Lists of Holders of Securities.

(a) Each of the Company and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) within 5 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities (“List of Holders”) as of such record date, provided that neither the Company nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Company and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

(b) Within five Business Days after the receipt by the Property Trustee of a written application by three or more Holders stating that the applicants desire to communicate with other holders of Preferred Securities with respect to their rights under such Trust Agreement or under the Preferred Securities, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Preferred Security for a period of at least six months preceding the date of such application, such Property Trustee shall, at its election, either–

(1) Afford to such applicants access to all information so furnished to or received by the Property Trustee; or

(2) Inform such applicants as to the approximate number of Holders according to the most recent information so furnished to or received by the Property Trustee, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

If the Property Trustee shall elect not to afford to such applicants access to such information, the Property Trustee shall, upon the written request of such applicants, mail to all such Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Property Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five Business Days after such tender, the Property Trustee shall mail to such applicants, a written statement to the effect that, in the opinion of the Property Trustee, such mailing would be contrary to the best interests of the Holders, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion.

SECTION 2.3 Reports by the Property Trustee

(a) Within 60 days after July 1 of each year, commencing July 1, 2009, the Property Trustee shall provide to the Holders a brief report with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

(1) The character and amount of any advances made by it, as Property Trustee, which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Preferred Securities, on the trust estate or on property or funds held or collected by it as the Property Trustee, if such advances so remaining unpaid aggregate more than one-half of one per centum of the principal amount of the Preferred Securities outstanding on such date;

(2) Any change to the amount, interest rate, and maturity date of all other indebtedness owning to it in its individual capacity, on the date of such report, by the Trust, with a brief description of any property held as collateral security therefor;

(3) Any change to the property and funds physically in its possession as Property Trustee on the date of such report;

(4) Any additional issue of Preferred Securities which it has not previously reported; and

(5) Any action taken by it in the performance of its duties under the Trust Agreement which it has not previously reported and which in its opinion materially affects the Preferred Securities or the trust estate.

(b) The Property Trustee shall transmit to the Holders a brief report with respect to the character and amount of any advances made by it as such since the date of the last report transmitted pursuant to the provisions of subsection (a) (or if no such report has yet been so transmitted, since the date of execution of the Trust Agreement), for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Preferred Securities, on the trust estate or on property or funds held or collected by it as such Property Trustee, and which it has not previously reported pursuant to this paragraph, if such advances remaining unpaid at any time aggregate more than 10 per centum of the principal amount of Preferred Securities outstanding at such time, such report to be so transmitted within 90 days after such time.

(c) Reports pursuant to this section shall be transmitted by mail–

(1) To all registered holders of Preferred Securities, as the names and addresses of such Holders appear upon the registration books of the Issuer; and

(2) To such holders of Preferred Securities as have, within the two years preceding such transmission, filed their names and addresses with the Property Trustee for that purpose.

SECTION 2.4 Periodic Reports to Property Trustee

(a) The Trust shall:

(1) File with the Property Trustee, copies of the annual reports and of the information, documents and other reports which the Trust is required to file with the Securities and Exchange Commission or deliver to its shareholders, if any. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust’s compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to conclusively rely exclusively on Officers’ Certificates);

(2) File with the Property Trustee, such additional information, documents, and reports with respect to compliance by the Trust with the conditions and covenants provided for in the Trust Agreement, as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of subsection (c) of this section, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants, but no such certificate or opinion shall be required as to any matter specified in clauses (A), (B), or (C) of Section 2.4(b)(3);

(3) Transmit to the Holders, in the manner and to the extent provided, such summaries of any information, documents, and reports required to be filed by the Trust pursuant to the provisions of this Section 2.4(a); and

(4) Furnish to the Property Trustee, not less than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Trust’s compliance with all conditions and covenants under the Trust Agreement. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under the Trust Agreement.

(b) The Trust shall furnish to the Property Trustee evidence of compliance with the conditions precedent, if any, provided for in the Trust Agreement (including any covenants compliance with which constitutes a condition precedent) which relate to the satisfaction and discharge of the Trust Agreement, or to any other action to be taken by the Property Trustee at the request or upon the application of such obligor. Such evidence shall consist of the following:

(1) Certificates or opinions made by officers of the Trust who are specified in the Trust Agreement, stating that such conditions precedent have been complied with;

(2) An opinion of counsel (who may be of counsel of the Trust) stating that in his opinion such conditions precedent have been complied with; and

(3) In the case of conditions precedent compliance with which is subject to verification by accountants (such as conditions with respect to the preservation of specified ratios, the amount of net quick assets, negative-pledge clauses, and other similar specific conditions), a certificate or opinion of an accountant. No certificate or opinion need be made by any person other than an officer who, in case of any such conditions precedent to the authentication and delivery of Securities, and not otherwise, shall be an independent public accountant selected or approved by the Property Trustee in the exercise of reasonable care, if the aggregate principal amount of such Preferred Securities and other Preferred Securities authenticated and delivered since the commencement of the then current calendar (other than those with respect to which a certificate or opinion of an accountant is not required, or with respect to which a certificate or opinion of an independent public accountant has previously been furnished (is 10 per centum or more of the aggregate amount of the Securities at the time outstanding; but no certificate or opinion need be made by any person other than an officer or employee of such obligor who is specified in the Guarantee, as to (A) dates or periods not covered by annual reports required to be filed by the Trust, in the case of conditions precedent which depend upon a state of facts as of a date or dates or for a period or periods different from that required to be covered by such annual reports, or (B) the amount and value of property additions, or (C) the adequacy of depreciation, maintenance or repairs.

(c) Each certificate or opinion with respect to compliance with a condition or covenant provided for in the Trust Agreement (other than certificates provided pursuant to subsection (a)(4) of this section) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 2.5 Events of Default; Waiver.

(a) The Holders of a Majority in Liquidation Amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

(i) is not waivable under the Indenture, the Event of Default under the Trust Agreement shall also not be waivable; or

(ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Notes (a “Super Majority”) to be waived under the Indenture, the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Preferred

Securities that the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding.

Upon such waiver, any such Default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other Default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

(b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

(i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 2.5(b), the Event of Default under the Trust Agreement shall also not be waivable; or

(ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 2.5(b), the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Notes outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.5(b), upon such waiver, any such Default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other Default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

(c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the written direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Trust Agreement.

SECTION 2.6 Event of Default; Notice.

(a) The Property Trustee shall, within 90 days after a Responsible Officer of the Property Trustee obtains actual knowledge of the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, Administrative Trustees and the Company, notices of all Defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee unless such Defaults have been cured before the giving of such notice; provided that, except for a Default in the payment of principal of (or premium, if any) or interest on any of the Notes, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

(b) The Property Trustee shall not be deemed to have actual knowledge of any Default or Event of Default except:

(i) Default or Event of Default under Sections 5.01(a) and 5.01(b) of the Indenture; or

(ii) any Default or Event of Default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Trust Agreement shall have actual knowledge.

(c) The Company and Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Trust Agreement.

ARTICLE III

ORGANIZATION

SECTION 3.1 Name.

The Trust is named “Waccamaw Statutory Trust II” as such name may be modified from time to time by the Administrative Trustees following written notice to the Property Trustee, the Delaware Trustee and the Holders of Securities. The Trust’s activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2 Office.

The address of the principal office of the Trust is c/o Waccamaw Bankshares, Inc., 110 North JK Powell Boulevard, Whiteville, North Carolina 28472. On ten Business Days written notice to the Property Trustee, the Delaware Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3 Purpose.

The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) to use the gross proceeds from the sale of the Securities to acquire the Notes, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4 Authority.

Subject to the limitations provided in this Trust Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Trust Agreement. The Administrative Trustees shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders.

SECTION 3.5 Title to Property of the Trust.

Except as provided in Section 3.8 with respect to the Notes and the Property Trustee Account or as otherwise provided in this Trust Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6 Powers and Duties of the Administrative Trustees.

The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

(a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Trust Agreement; provided, however, that except, in the case of (i) and (ii), as contemplated in Section 7.1(a), (i) the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities;

(b) in connection with the issue and sale of the Preferred Securities, at the direction of the Company, to:

(i) execute, if necessary, a private offering memorandum (the “Private Offering Memorandum”) in preliminary and final form, including any amendments or supplements thereto, prepared by the Company, in relation to the offering and sale of Preferred Securities under an exemption from the registration requirements of Section 5 of the Securities Act;

(ii) execute and file any documents prepared by the Company, or take any acts as determined by the Company to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Company has determined to qualify or register such Preferred Securities for sale;

(c) to acquire the Notes with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Notes to be held by the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

(d) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to Distributions, voting rights, prepayments and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

(e) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

(f) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust (“Legal Action”), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

(g) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

(h) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

(i) to act as, or appoint another Person to act as, Registrar for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

(j) to give prompt written notice to the Property Trustee and to Holders of the Securities of any notice received from the Note Issuer of its election to defer payments of interest on the Notes by extending the interest payment period under the Indenture;

(k) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

(l) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust’s valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

(m) to take any action, not inconsistent with this Trust Agreement or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

(i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

(ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

(iii) cooperating with the Note Issuer to ensure that the Notes will be treated as indebtedness of the Note Issuer for United States federal income tax purposes; and

(n) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Company.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

The Trust shall not, and the Trustees (including the Property Trustee) shall not cause the Trust to, engage in any activity other than as required or authorized by this Trust Agreement. The Trust shall not:

(a) invest any proceeds received by the Trust from holding the Notes, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Trust Agreement and of the Securities;

(b) acquire any assets other than as expressly provided herein;

(c) possess Trust property for other than a Trust purpose;

(d) make any loans or incur any indebtedness other than loans represented by the Notes;

(e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

(f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

(g) other than as provided in this Trust Agreement or Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Note Trustee, or exercising any trust or power conferred upon the Note Trustee with respect to the Notes, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Notes shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Notes where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that, for United States federal income tax purposes, the Trust will not be classified as a grantor trust.

SECTION 3.8 Powers and Duties of the Property Trustee.

(a) The legal title to the Notes shall be held by the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Notes shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Notes have been executed and delivered.

(b) The Property Trustee shall not transfer its right, title and interest in the Notes to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

(c) The Property Trustee shall:

(i) establish and maintain a segregated non-interest bearing trust account (the “Property Trustee Account”) in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Notes held by the Property Trustee, deposit such funds into the Property Trustee Account and make, or cause any Paying Agent to make, payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Trust Agreement;

(ii) engage in such ministerial activities as shall be necessary or appropriate to effect the prepayment of the Preferred Securities and the Common Securities to the extent the Notes are redeemed or mature; and

(iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Notes to Holders of Securities upon the occurrence of certain events.

(d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Trust Agreement and the Securities.

(e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee’s duties and obligations under this Trust Agreement and if the Property Trustee shall have failed to take such Legal Action, the Holders of the Preferred Securities may take such Legal Action, to the same extent as if such Holders of Preferred Securities held an aggregate principal amount of Notes equal to the aggregate Liquidation Amount of such Preferred Securities, without first proceeding against the Property Trustee or the Trust; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Note Issuer to pay the principal of or premium, if any, or interest on the Notes on the date such principal, premium, if any, or interest is otherwise payable (or in the case of prepayment, on the prepayment date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Notes having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a “Direct Action”) on or after the respective due date specified in the Notes. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Note Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Notes.

(f) The Property Trustee shall continue to serve as a Trustee until either:

(i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

(ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7(b).

(g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Notes under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Notes subject to the rights of the Holders pursuant to this Trust Agreement and the terms of the Securities.

(h) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, prepayment payments or liquidation payments on behalf of the Trust with respect to all securities. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee.

(i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

(a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and in the Securities and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.5) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(b) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

(i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

(A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Trust Agreement and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement and in the Securities, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee; and

(B) in the absence of willful misconduct on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement;

(ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was grossly negligent in ascertaining the pertinent facts;

(iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

(iv) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or indemnity satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

(v) the Property Trustee’s sole duty with respect to the custody, safe keeping and physical preservation of the Notes and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement;

(vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Notes or the payment of any taxes or assessments levied thereon or in connection therewith;

(vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Company. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

(viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Company with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees, any other Trustees or the Company.

SECTION 3.10 Certain Rights of Property Trustee.

(a) Subject to the provisions of Section 3.9:

(i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

(ii) any direction or act of the Company or the Administrative Trustees contemplated by this Trust Agreement may be sufficiently evidenced by an Officers’ Certificate;

(iii) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers’ Certificate which, upon receipt of such request, shall be promptly delivered by the Company or the Administrative Trustees;

(iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

(v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts’ area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Company or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

(vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, satisfactory to the Property Trustee, against the costs, expenses (including attorneys’ fees and expenses and the expenses of the Property Trustee’s agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such advances as may be requested by the Property Trustee; provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

(vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

(viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Trust Agreement, both of which shall be conclusively evidenced by the Property Trustee’s or its agent’s taking such action;

(x) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in conclusively relying on or acting in or accordance with such instructions;

(xi) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

(xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without gross negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

(xiii) when the Property Trustee incurs expenses or renders services in connection with an Event of Default under Sections 5.01(d) or 5.01(e) of the Indenture, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

(xiv) in no event shall the Property Trustee be liable for the selection of investments or for investment losses incurred thereon. The Property Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. The Property Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction; and

(xv) in the event that the Property Trustee is also acting as Paying Agent, Registrar or exchange agent hereunder, the rights and protections afforded to the Property Trustee pursuant to this Article Three shall also be afforded to such Paying Agent, Registrar or exchange agent.

(b) No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11 Delaware Trustee.

Notwithstanding any other provision of this Trust Agreement other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Trust Agreement. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of §3807 of the Statutory Trust Act and taking such actions as are required to be taken by the Delaware Trustee under the Statutory Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b) and Section 3.10. No implied covenants or obligations shall be read into this Trust Agreement against the Delaware Trustee.

SECTION 3.12 Execution of Documents.

Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.6.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

The recitals contained in this Trust Agreement and the Securities shall be taken as the statements of the Company, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Trust Agreement or the Securities.

SECTION 3.14 Duration of Trust.

The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence up to June 18, 2043 (the “Expiration Date”).

SECTION 3.15 Mergers.

(a) The Trust may not merge or convert with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b).

(b) The Trust may, at the request of the Company, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, merge or convert with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

(i) such successor entity (the “Successor Entity”):

(A) expressly assumes all of the obligations of the Trust under the Securities; or

(B) substitutes for the Securities other securities having substantially the same terms as the Securities (the “Successor Securities”) so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, prepayment and otherwise;

(C) the Company expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Notes;

(D) the Successor Securities are listed or quoted, or any Successor Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted, if any;

(E) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

(F) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders’ interests in the new entity);

(G) such Successor Entity has a purpose identical to that of the Trust; and

(H) prior to such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Company has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

(1) such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders’ interest in the new entity);

(2) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the Investment Company Act;

(3) following such merger, conversion, consolidation, amalgamation, replacement, conveyance, transfer, or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

(4) the Company or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

(c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of all Holders of the Securities in liquidation amount of the Securities, consolidate, amalgamate, merge or convert with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge or convert with or into, or replace it if such consolidation, amalgamation, merger, conversion, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

(d) The Administrative Trustees shall furnish to the Delaware Trustee at least five Business Days prior notice of the consummation of any merger, consolidation, amalgamation, or replacement; provided, however, that failure to provide such notice shall not effect the validity of any such transaction.

ARTICLE IV

COMPANY

SECTION 4.1 Company’s Purchase of Common Securities.

At any issuance of Common Securities and Preferred Securities, the Company will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are issued and sold.

SECTION 4.2 Responsibilities of the Company.

In connection with the issue and sale of the Preferred Securities, the Company shall have the exclusive right and responsibility to engage in the following activities:

(a) to prepare the Private Offering Memorandum, including any amendments or supplements thereto; and

(b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Company deems necessary or advisable in order to comply with the applicable laws of any such States.

SECTION 4.3 Right to Proceed.

The Company acknowledges the rights of the Holders of Preferred Securities, in the event that a failure of the Trust to pay Distributions on the Preferred Securities is attributable to the failure of the Company to pay interest or principal on the Notes, to institute Direct Actions against the Note Issuer for enforcement of its payment obligations on the Notes.

ARTICLE V

TRUSTEES

SECTION 5.1 Number of Trustees: Appointment of Co-Trustee.

The number of Trustees initially shall be five (5) and:

(a) at any time before the issuance of any Securities, the Company may, by written instrument, increase or decrease the number of Trustees; and

(b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2); provided further, that (1) one Trustee shall be the Delaware Trustee; (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Company (an “Administrative Trustee”); and (3) one Trustee shall be the Property Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust’s property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust’s property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Trust Agreement. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2 Delaware Trustee.

If required by the Statutory Trust Act, one Trustee (the “Delaware Trustee”) shall be:

(a) a natural person who is a resident of the State of Delaware; or

(b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application to the Property Trustee in its capacity as Property Trustee.

SECTION 5.3 Property Trustee; Eligibility.

(a) There shall at all times be one Trustee (the “Property Trustee”) which shall act as Property Trustee and which shall:

(i) not be an Affiliate of the Company;

(ii) be a corporation or national banking association organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

(iii) if the Property Trustee has or shall acquire any “conflicting interest” within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign.

(b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

(c) The initial Property Trustee shall be:

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attn: Corporate Trust Administration

Telecopier: (302) 636-4140

SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5 Administrative Trustees.

(a) The initial Administrative Trustees shall be:

James G. Graham

c/o Waccamaw Bankshares, Inc.

110 North JK Powell Boulevard

Whiteville, North Carolina 28472

Telephone: (910) 914-4200

Telecopier: (910) 641-0041

Freda H. Gore

c/o Waccamaw Bankshares, Inc.

110 North JK Powell Boulevard

Whiteville, North Carolina 28472

Telephone: (910) 914-4202

Telecopier: (910) 642-5130

David A. Godwin

c/o Waccamaw Bankshares, Inc.

110 North JK Powell Boulevard

Whiteville, North Carolina 28472

Telephone: (910) 914-4215

Telecopier: (910) 641-0595

(b) Except as expressly set forth in this Trust Agreement and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

SECTION 5.6 Delaware Trustee.

The initial Delaware Trustee shall be:

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attn: Corporate Trust Administration

Telecopier: (302) 636-4140

SECTION 5.7 Appointment, Removal and Resignation of Trustees.

(a) Subject to Section 5.7(b), any Trustee may be appointed or removed without cause at any time:

(i) until the issuance of any Securities, by written instrument executed by the Company;

(ii) in the case of Administrative Trustees, after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

(iii) in the case of the Property Trustee and the Delaware Trustee, unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

(iv) in the case of the Property Trustee and the Delaware Trustee, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, by vote of Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities.

(b)(i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3 (a “Successor Property Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the removed Property Trustee, the Administrative Trustees and the Company; and

(ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a “Successor Delaware Trustee”) has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Delaware Trustee, the Administrative Trustees and the Company.

(c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Company and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

(i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

(A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees, the Company and the resigning Property Trustee; or

(B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

(ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees, the Company and the resigning Delaware Trustee.

(d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

(e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

(f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

(g) Any successor Delaware Trustee shall promptly file an amendment to the Certificate of Trust as required by the Statutory Trust Act.

SECTION 5.8 Vacancies Among Trustees.

If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9 Effect of Vacancies.

The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

SECTION 5.10 Meetings.

If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile or e-mail, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile or e-mail, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Trust Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.11 Delegation of Power.

(a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6; and

(b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.12 Merger, Conversion, Consolidation or Succession to Business.

Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article.

ARTICLE VI

DISTRIBUTIONS

SECTION 6.1 Distributions.

Each Holder shall receive Distributions in accordance with the applicable terms of such Holder’s Securities. If and to the extent that the Note Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Sums (as defined in the Indenture)), premium and/or principal or any other payments on the Notes held by the Property Trustee (the amount of any such payment being a “Payment Amount”), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a “Distribution”) of the Payment Amount to Holders in accordance with the respective terms of the Securities held by them.

ARTICLE VII

ISSUANCE OF SECURITIES

SECTION 7.1 General Provisions Regarding Securities.

(a) The Administrative Trustees shall on behalf of the Trust issue one class of Preferred Securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the “Preferred Securities”) and one class of Common Securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the “Common Securities”). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

(b) The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata (as defined in Annex I hereto) with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, prepayment and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

(c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

(d) Upon issuance of the Securities as provided in this Trust Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

(e) Every Person, by virtue of having become a Holder in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Trust Agreement.

SECTION 7.2 Execution and Authentication.

The Securities shall be signed on behalf of the Trust by an Administrative Trustee. Such signature may be by manual or facsimile signature. Typographical and other minor errors or defects in any reproduction of any such signature shall not affect the validity of any Security. In case any Administrative Trustee who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the Person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such Persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Trust Agreement any such Person was not such an Administrative Trustee.

A Common Security shall be valid upon execution by an Administrative Trustee without any act of the Property Trustee. A Preferred Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Trust Agreement.

Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Company or an Affiliate. The Property Trustee will serve as the initial authenticating agent.

SECTION 7.3 Form and Dating.

The Preferred Securities and the Property Trustee’s certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Trust Agreement. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Administration Trustees, as evidenced by their execution thereof). The Trust at the direction of the Company shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Trust Agreement and to the extent applicable, the Property Trustee and the Company, by their execution and delivery of this Trust Agreement, expressly agree to such terms and provisions and to be bound thereby.

The owners of the Preferred Securities will receive physical delivery of certificated Preferred Securities (sometimes referred to herein as “Definitive Preferred Securities”).

SECTION 7.4 Registrar and Paying Agent.

The Trust shall maintain (i) an office or agency where Preferred Securities may be presented for registration of transfer (“Registrar”) and (ii) an office or agency where Preferred Securities may be presented for payment (“Paying Agent”). The Registrar shall keep a register of the Preferred Securities and of their transfer. The Trust may appoint the Registrar and the Paying Agent and may appoint one or more co-registrars, one or more additional paying agents in such other locations as it shall determine. The term “Registrar” includes any additional registrar and the term “Paying Agent” includes any additional paying agent. The Trust may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days’ written notice to the Property Trustee and the Company. The Trust shall notify the Property Trustee in writing of the name and address of any Agent not a party to this Trust Agreement. If the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Property Trustee shall act as Paying Agent and Registrar for the Common Securities.

The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Preferred Securities.

SECTION 7.5 Paying Agent to Hold Money in Trust.

The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of Liquidation Amounts or Distributions on the Securities, and will notify the Property Trustee in writing if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Company or an Affiliate of the Trust or the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6 Replacement Securities.

If the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Administrative Trustees shall execute and the Property Trustee shall authenticate a replacement Security if the Property Trustee’s and the Administrative Trustees’ requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Company or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

Every replacement Security is an additional beneficial interest in the Trust.

SECTION 7.7 Outstanding Preferred Securities.

The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

If a Preferred Security is replaced, paid or purchased pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

If Preferred Securities are considered paid in accordance with the terms of this Trust Agreement, they cease to be outstanding and Distributions on them shall cease to accumulate.

Except as otherwise provided herein, a Preferred Security does not cease to be outstanding because one of the Trustees, the Company or an Affiliate of the Company holds the Security.

SECTION 7.8 Preferred Securities in Treasury.

In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Company or an Affiliate of the Company, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Preferred Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9 Temporary Securities.

Until Definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate Definitive Securities in exchange for temporary Securities.

SECTION 7.10 Cancellation.

The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, prepayment, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, prepayment, exchange, payment, replacement or cancellation and shall dispose of canceled Preferred Securities in accordance with its customary procedures unless any Administrative Trustee otherwise directs the Property Trustee in writing. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

SECTION 7.11 CUSIP Numbers.

The Trust in issuing the Preferred Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Property Trustee shall use “CUSIP” numbers in notices of prepayment as a convenience to Holders of Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a prepayment and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such prepayment shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Property Trustee of any change in the CUSIP numbers.

SECTION 7.12 ERISA Investments.

Because the Preferred Securities may be deemed to be equity interests in the Trust for purposes of applying ERISA and Section 4975 of the Internal Revenue Code, the Preferred Securities may not be purchased or held by any plan, as within the meaning of ERISA, any entity whose underlying assets include “plan assets” by reason of any plan’s investment in the entity (a “Plan Asset Entity”) or any person investing “plan assets” of any Plan, unless such purchaser or holder is eligible for the exemptive relief available under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14 or another applicable exemption. Any purchaser or holder of the Preferred Securities or any interest therein will be deemed to have represented by its purchase and holding thereof that it either (a) is not a plan or (b) is eligible for the exemptive relief available under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14 or another applicable exemption with respect to such purchase or holding. If a purchaser or holder of the Preferred Securities that is a plan or a Plan Asset Entity elects to rely on an exemption other than PTCE 96-23, 95-60, 91-38, 90-1, or 84-14, the Company and the Trust may require a satisfactory opinion of counsel or other evidence with respect to the availability of such exemption for such purchase and holding.

ARTICLE VIII

TERMINATION OF TRUST

SECTION 8.1 Termination of Trust.

(a) The Trust shall dissolve and its affairs wound up upon the earliest to occur of the following events:

(i) upon the bankruptcy of the Company;

(ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Company, or the revocation of the Company’s charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

(iii) following the distribution of a Like Amount of the Notes to the Holders of the Securities, provided that, the Property Trustee has received written notice and an Officer’s Certificate from the Company directing the Property Trustee to terminate the Trust (which direction is optional and within the discretion of the Company);

(iv) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

(v) when all of the Securities shall have been called for prepayment and the amounts necessary for prepayment thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

(vi) the expiration of the term of the Trust provided in Section 3.14.

(b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and the completion of the winding up of the Trust and after satisfaction of all liabilities of the Trust (whether by payment or by making reasonable provision for payment thereof), the

Administrative Trustees and the Delaware Trustee shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware.

(c) The provisions of Article X shall survive the termination of the Trust.

SECTION 8.2 Liquidation.

(a) If an event specified in clause (i), (iii) or (iv) of Section 8.1 occurs, or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Notes, subject to Section 8.2(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not later than 30 nor more than 90 days prior to the date upon which the Trust is liquidated (the “Liquidation Date”) to each Holder of Trust Securities at such Holder’s address appearing in the Securities Register. All notices of liquidation shall:

(i) state the Liquidation Date;

(ii) state that from and after the Liquidation Date the Trust Securities will no longer be deemed to be Outstanding and any Preferred Securities certificates and/or Common Securities certificates surrendered for exchange will be deemed to represent a Like Amount of Notes; and

(iii) provide such information with respect to the mechanics by which Holders may exchange Preferred Securities certificates and/or Common Securities certificates for Notes, or if Section 8.2(d) applies receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

(b) Except where Section 8.1(a)(v) or 8.2(d) applies, in order to effect the liquidation of the Trust and distribution of the Notes to Securityholders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Notes in exchange for the Outstanding Preferred Securities certificates and/or the Outstanding Common Securities certificates.

(c) Except where Section 8.1(a)(v) or 8.2(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Notes will be issued to holders of Preferred Securities certificates and/or Common Securities certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) any Preferred Securities certificates and/or Common Securities certificates not so surrendered for exchange will be deemed to represent a Like Amount of Notes, accruing interest at the rate provided for in the Notes from the last Distribution Date on which a Distribution was made on such Preferred Securities certificates and/or Common Securities certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Preferred Securities certificates and/or Common Securities certificates with respect to such Notes) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Notes upon surrender of Preferred Securities certificates and/or Common Securities certificates.

(d) In the event that, notwithstanding the other provisions of this Section 8.2, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Notes in the manner provided herein is determined by the Property Trustee not to be practical, the property of the Trust shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities. Any such determination and liquidation by the Property Trustee shall be conclusive upon the Securityholders and the Property Trustee shall have no liability in connection therewith, absent bad faith or willful misconduct.

ARTICLE IX

TRANSFER OF INTERESTS

SECTION 9.1 Transfer of Securities.

(a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void.

(b) Subject to Section 3.15, the Company and any Related Party may only transfer the Common Securities to the Company or a Related Party after the delivery to the Property Trustee of an Officers’ Certificate certifying that the transferee is either the Company or a Related Party.

(c) The Property Trustee shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Property Trustee may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall execute and the Property Trustee shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee duly executed by the Holder or such

Holder’s attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be delivered to the Property Trustee and canceled in accordance with Section 7.10. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Trust Agreement.

SECTION 9.2 Transfer Procedures and Restrictions.

(a) Transfer and Exchange of Definitive Preferred Securities. When Definitive Preferred Securities are presented to the Registrar or co-Registrar:

(i) to register the transfer of such Definitive Preferred Securities, or

(ii) to exchange such Definitive Preferred Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Preferred Securities,

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Preferred Securities surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

(b) Obligations with Respect to Transfers and Exchanges of Preferred Securities.

(i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Preferred Securities at the Registrar’s or co-Registrar’s request in accordance with the terms of this Trust Agreement.

(ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust, the Property Trustee or the Company may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

(iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange (a) Preferred Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Preferred Securities for prepayment and ending at the close of business on the day of such mailing; or (b) any Preferred Security so selected for prepayment in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

(iv) Prior to the due presentation for registration of transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

(v) All Preferred Securities issued upon any registration of transfer or exchange pursuant to the terms of this Trust Agreement shall evidence the same security and shall be entitled to the same benefits under this Trust Agreement as the Preferred Securities surrendered upon such registration of transfer or exchange.

(c) No Obligation of the Property Trustee.

The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Trust Agreement or under applicable law with respect to any transfer of any interest in any Preferred Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Trust Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 9.3 Deemed Security Holders.

The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Property Trustee as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

SECTION 9.4 Restriction on Transfers.

The Securities may not be transferred unless (i) the Property Trustee receives an Opinion of Counsel satisfactory to the Property Trustee stating that such transfer is exempt from registration under applicable state and federal securities laws, will not cause the Trust to be an “Investment Company” or under the “control” of an “Investment Company” within the meaning of the Investment Company Act of 1940, as amended, and otherwise complies with the restrictions on transfer contained in this Trust Agreement, and (ii) the transferee certifies to the Property Trustee that it is not (x) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (y) a plan described in Section 4975(e)(1) of the Code or (z) any entity whose underlying assets include plan assets by reason of a plan’s investment in the Trust (each a “Benefit Plan”). By accepting and holding a Security the transferee thereof shall be deemed to have represented and warranted that it is not a Benefit Plan. The Property Trustee shall have no obligation to determine whether or not a transferee of a Security is or is not a Benefit Plan.

ARTICLE X

LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,

TRUSTEES OR OTHERS

SECTION 10.1 Liability.

(a) Except as expressly set forth in this Trust Agreement, the Securities Guarantees and the terms of the Securities, the Company shall not be:

(i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

(ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

(b) The Company shall be liable for all of the fees, expenses, debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust’s assets.

(c) Pursuant to § 3803(a) of the Statutory Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except as otherwise specifically set forth herein.

SECTION 10.2 Exculpation.

(a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Trust Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person’s gross negligence or willful misconduct with respect to such acts or omissions.

(b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

(c) It is expressly understood and agreed by the parties hereto that insofar as any document, agreement or certificate is executed on behalf of the Trust by any Trustee, such documents, agreement or certificate is executed and delivered by such Trustee, not in its individual capacity, but solely as trustee under this Trust Agreement.

SECTION 10.3 Fiduciary Duty.

(a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an

Indemnified Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person; provided, however, nothing herein shall be construed to limit the implied duty of good faith and fair dealing.

(b) Unless otherwise expressly provided herein:

(i) whenever a conflict of interest exists or arises between any Covered Persons; or

(ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, each Covered Person or Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of willful misconduct by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

(c) Whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision:

(i) in its “discretion” or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

(ii) in its “good faith” or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

SECTION 10.4 Indemnification.

(a)(i) The Company shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(ii) The Company shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys’ fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

(iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

(v) Expenses (including attorneys’ fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Company if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative

Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in willful misconduct or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such Person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

(vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Company or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Company and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

(vii) The Company or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

(viii) For purposes of this Section 10.4(a), references to “the Trust” shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

(ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

(b) The Company agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a “Fiduciary Indemnified Person”) for, and to hold each Fiduciary

Indemnified Person harmless against, any and all loss, liability, damage, actions, suits, costs, disbursements, penalties, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) of any kind and nature whatsoever incurred without gross negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Trust Agreement.

(c) The Company agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder including reasonable compensation expenses and disbursements as of its agents and counsel as may be mutually agreed upon in writing by the Company and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable and documented expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Trust Agreement, except any such expense, disbursement or advance as may be attributable to its or their gross negligence or willful misconduct. No Company may claim any liens or charge on any Trust Property as a result of any amount due pursuant to this Section 10.4.

SECTION 10.5 Outside Businesses.

Any Covered Person, the Company, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Company, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Company, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Company or any Affiliate of the Company, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Company or its Affiliates.

ARTICLE XI

ACCOUNTING

SECTION 11.1 Fiscal Year.

The fiscal year (“Fiscal Year”) of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2 Certain Accounting Matters.

(a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes.

(b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

(c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

(d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3 Banking.

The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Notes held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4 Withholding.

The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

ARTICLE XII

AMENDMENTS AND MEETINGS

SECTION 12.1 Amendments.

(a) Except as otherwise provided in this Trust Agreement or by any applicable terms of the Securities, this Trust Agreement may only be amended by a written instrument approved and executed by:

(i) the Administrative Trustees (or if there are more than two Administrative Trustees a majority of the Administrative Trustees);

(ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

(iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

(b) No amendment shall be made, and any such purported amendment shall be void and ineffective unless, in the case of any proposed amendment, the Property Trustee shall have first received an:

(A) an Officers’ Certificate from the Company and an Administrative Trustee’s Certificate from the Trust that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities); and

(B) an opinion of counsel (who may be counsel to the Company or the Trust) that (w) such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities), (x) the result of such amendment will not cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust, (y) the result of such amendment will not cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act and (z) all conditions precedent to the execution and delivery of such amendment have been satisfied, provided, however, that the Property Trustee shall not be required to sign any such amendment to the extent the result of such amendment would be to reduce or otherwise adversely affect the powers of the Property Trustee.

(c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

(d) Section 10.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

(e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities;

(f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

(g) Notwithstanding Section 12.1(c), this Trust Agreement may be amended without the consent of the Holders of the Securities to:

(i) cure any ambiguity, correct or supplement any provision in this Trust Agreement that may be inconsistent with any other provision of this Trust Agreement or to make any other provisions with respect to matters or questions arising under this Trust Agreement which shall not be inconsistent with the other provisions of the Trust Agreement; and

(ii) to modify, eliminate or add to any provisions of the Trust Agreement to such extent as shall be necessary to (A) ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding, (B) to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act, or (C) to ensure that the proceeds from the sale of the Securities will constitute “tier 1 capital” under capital adequacy requirements which may be applicable to the Company;

provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of the Holders of the Securities, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Holders of the Securities.

SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

(a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Trust Agreement, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

(b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

(i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Trust Agreement or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in Liquidation Amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

(ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

(iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

(iv) unless the Statutory Trust Act, this Trust Agreement, the terms of the Securities, or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of

Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

ARTICLE XIII

REPRESENTATIONS OF PROPERTY TRUSTEE

AND DELAWARE TRUSTEE

SECTION 13.1 Representations and Warranties of Property Trustee.

The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Company at the date of this Trust Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Company at the time of the Successor Property Trustee’s acceptance of its appointment as Property Trustee that:

(a) The Property Trustee is a Delaware banking corporation validly existing, in good standing and with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

(b) The execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by the Property Trustee. This Trust Agreement has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

(c) The execution, delivery and performance of this Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

(d) No consent, approval or authorization of or registration with or notice to, any state or federal banking authority governing the trust powers of the Property Trustee is required for the execution, delivery or performance by the Property trustee of this Trust Agreement.

SECTION 13.2 Representations and Warranties of Delaware Trustee.

The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Company at the date of this Trust Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Company at the time of the Successor Delaware Trustee’s acceptance of its appointment as Delaware Trustee that:

(a) The Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

(b) The execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee and does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee. This Trust Agreement has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors’ rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

(c) No consent, approval or authorization of, or registration with or notice to, any federal or Delaware banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Trust Agreement;

(d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware; and

(e) The execution, delivery and performance of this Trust Agreement by the Delaware Trustee does not conflict with or constitute a breach of the charter or by laws of the Delaware Trustee.

ARTICLE XIV

MISCELLANEOUS

SECTION 14.1 Notices.

All notices provided for in this Trust Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

(a) if given to the Trust, in care of the Administrative Trustees at the Trust’s mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

Waccamaw Statutory Trust II

c/o Waccamaw Bankshares, Inc.

110 North J.K. Powell Boulevard

Whiteville, North Carolina

Attn: James G. Graham

Telephone: (910) 914-4200

Telecopier: (910) 641-0041

(b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attn: Corporate Trust Administration

Telephone: (302) 636-6000

Telecopier: (302) 636-4140

With a copy to:

Richards, Layton & Finger, P.A.

One Rodney Square

920 North King Street

Wilmington, Delaware 19801

Attn: Doneene Keemer Damon, Esq.

Telephone: (302) 651-7526

Telecopier: (302) 498-7526

(c) if given to the Property Trustee, at the Property Trustee’s mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attn: Corporate Trust Administration

Telephone: (302) 636-6000

Telecopier: (302) 636-4140

(d) if given to the Holder of the Common Securities, at the mailing address of the Company set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

Waccamaw Statutory Trust II

c/o Waccamaw Bankshares, Inc.

110 North J.K. Powell Boulevard

Whiteville, North Carolina

Attn: James G. Graham

Telephone: (910) 914-4200

Telecopier: (910) 641-0041

(e) if given to any other Holder, at the address set forth on the books and records of the Registrar.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2 Governing Law.

This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3 Intention of the Parties.

It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

SECTION 14.4 Headings.

Headings contained in this Trust Agreement are inserted for convenience of reference only and do not affect the interpretation of this Trust Agreement or any provision hereof.

SECTION 14.5 Successors and Assigns.

Whenever in this Trust Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Trust Agreement by the Company and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

SECTION 14.6 Partial Enforceability.

If any provision of this Trust Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7 Counterparts.

This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

/s/ James G. Graham
James G. Graham, solely in his capacity as Administrative Trustee

/s/ Freda H. Gore
Freda H. Gore, solely in her capacity as Administrative Trustee

/s/ David A. Godwin
David A. Godwin, solely in his capacity as Administrative Trustee

WILMINGTON TRUST COMPANY, as Delaware Trustee

By:	/s/ Geoffrey J. Lewis
Name:	Geoffrey J. Lewis
Title:	Senior Financial Services Officer

WILMINGTON TRUST COMPANY, as Property Trustee

By:	/s/ Geoffrey J. Lewis
Geoffrey J. Lewis
Senior Financial Services Officer

WACCAMAW BANKSHARES, INC., as sponsor

By:	/s/ James G. Graham
Printed Name: James G. Graham
Its: President and Chief Executive Officer

ANNEX I

TERMS OF

FLOATING RATE PREFERRED SECURITIES

FLOATING RATE COMMON SECURITIES

Pursuant to Section 7.1 of the Amended and Restated Trust Agreement, dated as of July 18, 2008 (as amended from time to time, the “Trust Agreement”), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities (collectively, the “Securities”) are set out below (each capitalized term used but not defined herein has the meaning set forth in the Trust Agreement or, if not defined in such Trust Agreement, as defined in the Indenture):

1.	Designation and Number.

(a) Preferred Securities. Up to 4,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Four Million and No/100 Dollars ($4,000,000) and each with a liquidation amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as “Floating Rate Preferred Securities” (the “Preferred Securities”). The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or quotation system on which the Preferred Securities are listed or quoted.

(b) Common Securities. Up to 124 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Hundred Twenty Four Thousand and No/100 Dollars ($124,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as “Floating Rate Common Securities” (the “Common Securities”). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.	Distributions.

(a) Distributions will be payable on each Security for the period beginning on (and including) the date of original issuance and ending on (but excluding) October 1, 2008, at the Coupon Rate, as defined below, and shall bear interest for each successive period beginning on (and including) October 1, 2008, and each succeeding Distribution Date, and ending on (but excluding) the next succeeding Distribution Date or date on which the Securities are otherwise paid (each, a “Distribution Period”) at a rate per annum equal to the 3-Month LIBOR, determined as described below, plus 4.00% (the “Coupon Rate”), applied to the stated liquidation amount thereof, such rate being the rate of interest payable on the Notes to be held by the Property Trustee.

In the event that the 3-Month LIBOR is indeterminable by the methods described below, the Coupon Rate shall equal the 3-Month LIBOR in effect on the most recent Determination

Date (whether or not 3-Month LIBOR for such period was in fact determined on such Determination Date) plus 4.00%.

Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the applicable Coupon Rate (to the extent permitted by law). A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor. In the event that any date on which a Distribution is payable on the Securities is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date such payment was originally payable. The amount of interest payable for any Distribution Period will be calculated by applying the Coupon Rate to the principal amount outstanding at the commencement of the Distribution Period and multiplying each such amount by the actual number of days in the Distribution Period concerned divided by 360. All percentages resulting from any calculations on the Securities will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% or .09876545 being rounded to 9.87655% or .0987655), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).

“3-Month LIBOR” means the London interbank offered rate for three-month, U.S. dollar deposits determined by the Note Trustee in the following order of priority:

(1) the rate (expressed as a percentage per annum) for U.S. dollar deposits of an amount equal or comparable to the aggregate liquidation amount of the Notes having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the particular Determination Date (as defined below). “Telerate Page 3750” means the display designated as “Page 3750” on the Dow Jones Telerate Service or such other page as may replace Page 3750 on that service or such other service or services as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying London interbank offered rates for U.S. dollar deposits;

(2) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the Determination Date, 3-Month LIBOR will be the arithmetic mean of the rates (expressed as percentages per annum) for U.S. dollar deposits of an amount equal or comparable to the aggregate liquidation amount of the Notes having a three-month maturity that appear on Reuters Monitor Money Rates Page LIBO (“Reuters Page LIBO”) as of 11:00 a.m. (London time) on such Determination Date;

(3) if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Note Trustee will request the principal London offices of four leading banks in the London interbank market to provide such banks’ offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for U.S. dollar deposits of an amount equal or comparable to the aggregate liquidation amount of the Notes having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations; and

(4) if fewer than two such quotations are provided as requested in clause (3) above, the Note Trustee will request four major New York City banks to provide such banks’ offered quotations (expressed as percentages per annum) to leading European banks for loans in U.S. dollars of an amount equal or comparable to the aggregate liquidation amount of the Notes as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, 3-Month LIBOR will be the arithmetic mean of such quotations.

If the rate for U.S. dollar deposits of an amount equal or comparable to the aggregate liquidation amount of the Notes having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the case may be, as of 11:00 a.m. (London time) on the related Determination Date is superseded on the Telerate page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate by 12:00 noon (London time) on such Determination Date, then the corrected rate as so substituted on the applicable page will be the applicable 3-Month LIBOR for such Determination Date.

(5) The Coupon Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by North Carolina law as the same may be modified by United States law.

“Determination Date” means the date that is two London Banking Days (i.e., a day in which dealings in deposits in U.S. dollars are transacted in the London interbank market) preceding the particular Distribution Period for which a Coupon Rate is being determined.

On each Determination Date, the Note Trustee shall notify, in writing, the Company and the Paying Agent of the applicable Coupon Rate in effect for the related Distribution Period. The Note Trustee shall, upon the request of the Holder of any Securities, provide the Coupon Rate then in effect. All calculations made by the Note Trustee in the absence of manifest error shall be conclusive for all purposes and binding on the Company and the Holders of the Securities. The Paying Agent shall be entitled to rely on information received from the Note Trustee or the Company as to the Coupon Rate. The Company shall, from time to time, provide any necessary information to the Paying Agent relating to any original issue discount and interest on the Securities that is included in any payment and reportable for taxable income calculation purposes.

(b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from the date of original issuance, and will be payable quarterly in arrears on April 1, July 1, October 1 and January 1 of each year, commencing on October 1, 2008 (each a “Distribution Date”), except as otherwise described below. As long as no Event of Default pursuant to Section 5.01 (c), (e), (f), (g) or (h) has occurred and is continuing under the Indenture, the Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 20 consecutive quarterly periods, including the first such quarterly period during such period (each an “Extension Period”), provided that no Extension Period shall extend beyond the stated maturity date of the Notes (the “Stated Maturity”). Upon any such election, written notice of which will be given to Holders of Securities no later than 5 Business Days, distributions will be deferred during such

Extension Period. Notwithstanding such deferral, Distributions to which Holders of Securities are entitled shall continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Notes) at the Coupon Rate compounded quarterly from the relevant Distribution Date, during any such Extension Period. Prior to the expiration of any such Extension Period, the Note Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, or extend beyond the Stated Maturity of the Notes. Upon the expiration of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements and provided that no Event of Default pursuant to Section 5.01 (c), (e), (f), (g) or (h) has occurred and is continuing under the Indenture.

(c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Registrar at the close of business on the fifteenth day (whether or not a Business Day) of the month next preceding the relevant Distribution Date. Subject to any applicable laws and regulations and the provisions of the Trust Agreement, each such payment in respect of the Preferred Securities will be made by check mailed or wired to the address of the Holder thereof as reflected in the records of the Registrar unless otherwise agreed by the Trust. The relevant record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Note Issuer having failed to make a payment under the Notes, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture.

(d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) pursuant to Section 8 among the Holders of the Securities.

3.	Liquidation Distribution Upon Dissolution.

In the event of any termination of the Trust or the Company otherwise gives notice of its election to liquidate the Trust pursuant to Section 8.1(a)(iii) of the Trust Agreement, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount (as defined below) of the Notes, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount of $1,000 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the “Liquidation Distribution”).

“Like Amount” means (i) with respect to a prepayment of the Securities, Securities having a Liquidation Amount equal to the principal amount of Notes to be paid in accordance with their terms and (ii) with respect to a distribution of Notes upon the liquidation of the Trust, Notes having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Notes are distributed.

If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis as set forth in Section 8.

4.	Prepayment and Distribution.

(a) Upon the repayment of the Notes on the Stated Maturity thereof or prepayment thereof prior thereto in accordance with the terms thereof, the proceeds from such repayment or prepayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment or prepayment) to redeem a Like Amount of the Securities at a prepayment price equal to 100% of the Liquidation Amount of the Securities, plus accumulated and unpaid Distributions thereon, if any, to the date of such prepayment (the “Prepayment Price”). Holders will be given not less than 30 nor more than 60 days notice of such prepayment.

(b) Subject to the approval of the Board of Governors of the Federal Reserve (the “Federal Reserve”) on any Distribution Date, the Note Issuer shall have the right to prepay the Notes in whole or in part, from time to time, and simultaneous with such prepayment, to cause a Like Amount of the Securities to be redeemed by the Trust at the Prepayment Price on a Pro Rata basis.

(c) On and from the date fixed by the Administrative Trustees for any distribution of Notes and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) any certificates representing Securities will be deemed to represent beneficial interests in a Like Amount of Notes until such certificates are presented to the Administrative Trustees or their agent for cancellation, whereupon the Note Issuer will issue to such holder, and the Note Trustee will authenticate, a certificate representing such Notes.

(d) The procedure with respect to prepayments of Securities, or distributions of Notes in exchange therefor, shall be as follows:

(i) If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected on a pro rata basis (as determined in accordance with paragraph 8 below), or by such other method as the Property Trustee deems fair and appropriate, not more than 60 days prior to the date of prepayment by the Property Trustee from the outstanding Securities not previously called for prepayment.

(ii) Notice of any prepayment of, or notice of distribution of Notes in exchange for, the Securities (a “Prepayment/Distribution Notice”) will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for prepayment or exchange thereof which, in the case of a prepayment, will be the date fixed for repayment or prepayment of the Notes. For purposes of the calculation of the date of prepayment or exchange and the dates on which notices are given pursuant to this Section 4(d)(i), a Prepayment/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Prepayment/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Registrar. No defect in the Prepayment/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the prepayment or exchange proceedings with respect to any other Holder.

(iii) If Securities are to be redeemed and the Trust gives a Prepayment/Distribution Notice, (which notice will be irrevocable), then provided that the Note Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or prepayment of the Notes, the Property Trustee will pay the relevant Prepayment Price to the Holders of such Securities by check mailed or wired to the address of the relevant Holder appearing on the books and records of the Trust on the prepayment date. If a Prepayment/Distribution Notice shall have been given and funds deposited as required and Notes have been presented, if applicable, then immediately prior to the close of business on the date of such deposit, or on the prepayment date, as applicable, Distributions will cease to accumulate on the Securities so called for prepayment and all rights of Holders of such Securities so called for prepayment will cease, except the right of the Holders of such Securities to receive the Prepayment Price, but without interest on such Prepayment Price, and such Securities shall cease to be outstanding.

(iv) Payment of accumulated and unpaid Distributions on the Prepayment Date of the Securities will be subject to the rights of Holders of Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Prepayment Date.

(v) Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Securities for prepayment or (ii) any Securities selected for prepayment. If any date fixed for prepayment of Securities is not a Business Day, then payment of the Prepayment Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date fixed for prepayment. If payment of the Prepayment Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or the Paying Agent or by the Company as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original prepayment date to the actual date of payment, in which case the actual payment date will be considered the date fixed for prepayment for purposes of calculating the Prepayment Price.

(vi) Prepayment/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) in respect of the Preferred Securities, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

(vii) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Company or any of its Affiliates may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.	Voting Rights - Preferred Securities.

(a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Trust Agreement, the Holders of the Preferred Securities will have no voting rights.

(b) So long as any Notes are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Note Trustee, or executing any trust or power conferred on such Note Trustee with respect to the Notes, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Notes or (iv) consent to any amendment, modification or termination of the Indenture or the Notes, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Notes affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Preferred Securities of any notice of default with respect to the Notes. In addition to obtaining the foregoing approvals of such Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an opinion of counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

If an Event of Default under the Trust Agreement has occurred and is continuing and such event is attributable to the failure of the Note Issuer to pay principal of or premium, if any, or interest on the Notes on any due date (including any Interest Payment Date or prepayment date or Stated Maturity), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Notes (a “Direct Action”) on or after the respective due date specified in the Notes. In connection with such Direct Action, the rights of the Common Securities Holder will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Note Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Notes.

Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Notes in accordance with the Trust Agreement and the terms of the Securities.

Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Company or any Affiliate of the Company shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6.	Voting Rights - Common Securities.

(a) Except as provided under Sections 6(b), 6(c), and 7 as otherwise required by law and the Trust Agreement, the Holders of the Common Securities will have no voting rights.

(b) Unless a Note Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. If a Note Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the holders of a Majority in Liquidation Amount of the outstanding Preferred Securities. In no event will the Holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Company as the holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Trust Agreement.

(c) So long as any Notes are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Note Trustee, or executing any trust or power conferred on such Note Trustee with respect to the Notes, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Notes or (iv) consent to any amendment, modification or termination of the Indenture or the Notes, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Notes affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Notes. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified as an association taxable as a corporation for United States federal income tax purposes on account of such action.

If an Event of Default under the Trust Agreement has occurred and is continuing and such event is attributable to the failure of the Note Issuer to pay principal of or premium, if any, or interest on the Notes on the due date (including any Interest Payment Date or prepayment date or Stated Maturity) (or in the case of prepayment, on the prepayment date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Notes on or after the respective due date specified in the Notes. In connection with Direct Action, the rights of the Holders of Preferred Securities will be subrogated to the rights of such Holder of Common Securities to the extent of any payment made by the Note Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Notes.

Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Notes in accordance with the Trust Agreement and the terms of the Securities.

7.	Amendments to Trust Agreement and Indenture.

In addition to the requirements set out in Section 12.1 of the Trust Agreement, the Trust Agreement may be amended from time to time by the Company and the Trustees, without the consent of the Holders of the Securities (i) to cure any ambiguity, correct or supplement any provisions in the Trust Agreement that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Trust Agreement which shall not be inconsistent with the other provisions of the Trust Agreement, or (ii) to modify, eliminate or add to any provisions of the Trust Agreement to such extent as shall be necessary (A) to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding, (B) to ensure that the Trust will not be required to register as an “investment company” under the Investment Company Act, or (C) to ensure that the proceeds from the sale of the Securities will constitute “tier 1 capital” under capital adequacy requirements which may be applicable to the Company; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Holder of Securities. Any amendments of the Trust

Agreement pursuant to the foregoing shall become effective when notice thereof is given to the holders of the Securities. The Trust Agreement also may be amended by the Trustees and the Company with (i) the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust’s status as a grantor trust for United States federal income tax purposes or the Trust’s exemption from status as an investment company under the Investment Company Act, provided that, without the consent of each Holder of Trust Securities, the Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

8.	Pro Rata.

A reference in these terms of the Securities to any payment, distribution or treatment as being “Pro Rata” shall mean pro rata to each Holder of Securities according to the aggregate Liquidation Amount of the Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Trust Agreement has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate Liquidation Amount of Preferred Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

9.	Ranking.

The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Trust Agreement occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, prepayment or otherwise with respect to, the Common Securities shall be made until the Holders of the Preferred Securities shall be paid in full the Distributions, Prepayment Price, Liquidation Distribution and other payments to which they are entitled at such time.

10.	Acceptance of Securities Guarantee and Indenture.

Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

11.	No Preemptive Rights.

The Holders of the Securities shall have no preemptive rights or similar rights to subscribe for any additional securities.

12.	Miscellaneous.

These terms constitute a part of the Trust Agreement.

The Company will provide a copy of the Trust Agreement, the Guarantee (as may be appropriate) and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Company at its principal place of business.

EXHIBIT A-1

FORM OF PREFERRED SECURITY CERTIFICATE

[FORM OF FACE OF SECURITY]

Certificate Number	Number of Preferred Securities
________	________

Certificate Evidencing Preferred Securities

of

WACCAMAW STATUTORY TRUST II

Floating Rate Preferred Securities

(Liquidation Amount $1,000 per Preferred Security)

WACCAMAW STATUTORY TRUST II, a statutory trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that                      (the “Holder”) is the registered owner of                      Preferred Securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Floating Rate Preferred Securities (Liquidation Amount $1,000 per Preferred Security) (the “Preferred Securities”). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust dated as of July 18, 2008, as the same may be amended from time to time (the “Trust Agreement”), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the meaning given them in the Trust Agreement. The Company will provide a copy of the Trust Agreement, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and to the benefits of the Preferred Securities Guarantee to the extent provided therein.

By its acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Notes.

The Preferred Securities are not deposits and are not insured by the Federal Deposit Insurance Corporation or any governmental agency.

A-1-1

IN WITNESS WHEREOF, an Administrative Trustee on behalf of the Trust has duly executed this certificate.

Date: , 2008	WACCAMAW STATUTORY TRUST II

By:
Name:
Administrative Trustee

PROPERTY TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

WILMINGTON TRUST, as Property Trustee

By:
Name:
Authorized Officer

A-1-2

[FORM OF REVERSE OF SECURITY]

Distributions will be payable on each Preferred Security for the period beginning on (and including) the date of original issuance and ending on (but excluding) October 1, 2008 at the Coupon Rate, as defined below. Thereafter, distributions payable on each Preferred Security will be fixed at a variable rate per annum of 3-Month LIBOR (as defined in the Trust Agreement) plus 4.00% (the “Coupon Rate”) of the Liquidation Amount of $1,000 per Preferred Security reset quarterly, such rate being the rate of interest payable on the Notes to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The Coupon Rate for any quarterly period will be determined for that period on the second business day immediately preceding the first day of each quarterly period. The term “Distributions,” as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

Distributions on the Preferred Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if any Distributions have not been paid, from the date of original issuance, and will be payable quarterly in arrears, on April 1, July 1, October 1 and January 1 of each year, commencing on October 1, 2008, except as otherwise described below and in the Trust Agreement. Distributions for any Distribution Period (as defined in the Trust Agreement) will be calculated by applying the Coupon Rate to the principal amount outstanding at the commencement of the Distribution Period, and multiplying each such amount by the actual number of days in the Distribution Period concerned divided by 360. As long as no Event of Default pursuant to Section 5.01 (c), (e), (f), (g) or (h) has occurred and is continuing under the Indenture, the Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an “Extension Period”), provided that no Extension Period shall extend beyond the Stated Maturity of the Notes. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Notes) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, or extend beyond the Stated Maturity of the Notes. Payments of Distributions that have accumulated but not been paid during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the records of the Trust on the record date for the first scheduled Distribution payment date following the expiration of such first record date after the end of the Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements and provided that no Event of Default pursuant to Section 5.01 (c), (e), (f), (g) or (h) has occurred and is continuing under the Indenture.

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Subject to certain conditions set forth in the Trust Agreement and the Indenture, the Property Trustee shall, at the direction of the Company, at any time liquidate the Trust and cause the Notes to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any prepayment of the Notes, cause a Like Amount of the Securities to be redeemed by the Trust.

The Preferred Securities shall be redeemable as provided in the Trust Agreement.

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THE PREFERRED SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH PREFERRED SECURITIES OR ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY PREFERRED SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE PREFERRED SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.

THE HOLDER OF THE PREFERRED SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE TRUST AND THE DEPOSITOR THAT (A) SUCH PREFERRED SECURITIES MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE TRUST, (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF AN “ACCREDITED INVESTOR,” FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND, IN THE CASE OF (III) OR (V), SUBJECT TO THE RIGHT OF THE TRUST AND THE DEPOSITOR TO REQUIRE AN OPINION OF COUNSEL AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY PREFERRED SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

THE PREFERRED SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING AN AGGREGATE LIQUIDATION AMOUNT OF NOT LESS THAN $100,000. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY ATTEMPTED TRANSFER OF PREFERRED SECURITIES OR ANY INTEREST THEREIN IN A BLOCK HAVING AN AGGREGATE LIQUIDATION AMOUNT OF LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH PREFERRED SECURITIES FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF LIQUIDATION AMOUNT OF OR DISTRIBUTIONS ON SUCH PREFERRED SECURITIES OR ANY INTEREST THEREIN, AND SUCH

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PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH PREFERRED SECURITIES.

THE HOLDER OF THIS SECURITY, OR ANY INTEREST THEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS PREFERRED SECURITY OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY, OR ANY INTEREST THEREIN, ARE NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE AND HOLDING. ANY PURCHASER OR HOLDER OF THE PREFERRED SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO WHICH TITLE I OF ERISA OR SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE OR HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH FULL EXEMPTIVE RELIEF IS NOT AVAILABLE UNDER AN APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE “FDIC”).

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

______________________________________________

______________________________________________

______________________________________________

(Insert assignee’s social security or tax identification number)

______________________________________________

______________________________________________

______________________________________________

(Insert address and zip code of assignee)

and irrevocably appoints

______________________________________________

______________________________________________

______________________________________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee*:

*	Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

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EXHIBIT A-2

FORM OF COMMON SECURITY CERTIFICATE

THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW.

Certificate Number	Number of Common Securities
________	________

Certificate Evidencing Common Securities

of

WACCAMAW STATUTORY TRUST II

Floating Rate Common Securities

(Liquidation Amount $1,000.00 per Common Security)

WACCAMAW STATUTORY TRUST II, a statutory trust created under the laws of the State of Delaware (the “Trust”), hereby certifies that Waccamaw Bankshares, Inc. (the “Holder”) is the registered owner of                  common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Floating Rate Common Securities (liquidation amount $1,000.00 per Common Security) (the “Common Securities”). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Trust Agreement of the Trust dated as of July 18, 2008, as the same may be amended from time to time (the “Trust Agreement”), including the designation of the terms of the Common Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the meaning given them in the Trust Agreement. The Company will provide a copy of the Trust Agreement and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Company at its principal place of business.

Upon receipt of this certificate, the Company is bound by the Trust Agreement and is entitled to the benefits thereunder.

By its acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Notes as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Notes.

This Security is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any governmental agency.

IN WITNESS WHEREOF, an Administrative Trustee on behalf of the Trust has duly executed this certificate.

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Date:	WACCAMAW STATUTORY TRUST II

By:
Name:
Administrative Trustee

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[FORM OF REVERSE OF SECURITY]

Distributions will be payable on each Common Security for the period beginning on (and including) the date of original issuance and ending on (but excluding) October 1, 2008, at the Coupon Rate, as defined below. Thereafter, distributions payable on each Common Security will be fixed at a variable rate per annum of 3-Month LIBOR (as defined in the Trust Agreement) plus 4.00% (the “Coupon Rate”) of the liquidation amount of $1,000 per Common Security reset quarterly, such rate being the rate of interest payable on the Notes to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The Coupon Rate for any quarterly period will be determined for that period on the second business day immediately preceding the first day of such quarterly period. The term “Distributions”, as used herein, includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Notes held by the Property Trustee and to the extent the Property Trustee has funds available therefor.

Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from the date of original issuance, and will be payable quarterly in arrears April 1, July 1, October 1 and January 1 of each year, commencing on October 1, 2008, except as otherwise described below and in the Trust Agreement. Distributions for any Distribution Period (as defined in the Trust Agreement) will be calculated by applying the Coupon Rate to the principal amount at the commencement of the Distribution Period, and multiplying each such amount by the actual number of days in the Distribution Period concerned divided by 360. As long as no Event of Default pursuant to Section 5.01 (c), (e), (f), (g) or (h) has occurred and is continuing under the Indenture, the Note Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Notes for a period not exceeding 20 consecutive calendar quarterly periods, including the first such quarterly period during such extension period (each an “Extension Period”), provided that no Extension Period shall extend beyond the Stated Maturity of the Notes. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Notes) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Note Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarterly periods, including the first quarterly period during such Extension Period, or extend beyond the Stated Maturity of the Notes. Payments of Distributions that have accumulated will be payable to Holders as they appear on the books and records of the Trust on the record date for the first Distribution Date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all amounts then due, the Note Issuer may commence a new Extension Period, subject to the above requirements and provided that no Event of Default pursuant to Section 5.01 (c), (e), (f), (g) or (h) has occurred and is continuing under the Indenture.

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Subject to certain conditions set forth in the Trust Agreement and the Indenture, the Property Trustee shall, at the direction of the Company, at any time liquidate the Trust and cause the Notes to be distributed to the holders to the Securities in liquidation of the Trust or, simultaneous with any prepayment of the Notes, cause a Like Amount of the Securities to be redeemed by the Trust.

The Common Securities shall be redeemable as provided in the Trust Agreement.

THIS COMMON SECURITY MAY NOT BE TRANSFERRED EXCEPT TO WACCAMAW BANKSHARES, INC. OR A RELATED PARTY (AS DEFINED IN THE TRUST AGREEMENT).

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

______________________________________________

______________________________________________

______________________________________________

(Insert assignee’s social security or tax identification number)

______________________________________________

______________________________________________

______________________________________________

(Insert address and zip code of assignee)

and irrevocably appoints

______________________________________________

______________________________________________

______________________________________________ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee*:

*	Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

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